UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Office Properties Income Trust

(Name of Registrant as Specified In Its Charter)
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Your Vote Counts! INVESTOR RELATIONS OFFICE PROPERTIES INCOME TRUST 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458 OFFICE PROPERTIES INCOME TRUST 2023 Annual Meeting Vote by June 12, 2023 11:59 PM ET You invested in OFFICE PROPERTIES INCOME TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 13, 2023. Vote Virtually at the Meeting* June 13, 2023 9:30 a.m., Eastern Time *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V05504-P90540 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: https://www.viewproxy.com/OfficePropertiesIncomeTrust/2023

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V05505-P90540 John L. Harrington William A. Lamkin Barbara D. Gilmore Elena B. Poptodorova Jeffrey P. Somers Mark A. Talley Adam D. Portnoy 2. Advisory vote to approve executive compensation. 3. Advisory vote on the frequency of future advisory votes to approve executive compensation. 4. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2023 fiscal year. For For For For For For For For For For For 1. Election of Trustees. Nominees (for Independent Trustee): Donna D. Fraiche Nominees (for Managing Trustee): Jennifer B. Clark 1 Year